SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
October 21, 2005
CBIZ, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25890	22-2769024
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
6050 Oak Tree Boulevard South, Suite 500, Cleveland, Ohio 44131
(Address and Zip Code of Principal Executive Offices)
216-447-9000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On October 21, 2005, CBIZ, Inc. (CBIZ) issued a press release in which CBIZ issued a statement regarding a subpoena received from the Office of the Attorney General for the State of New York.
     A copy of the above-referenced press release is attached as Exhibit 99.1 to this Form 8-K. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under such Section and shall not be deemed to be incorporated by reference into any filing of CBIZ under the Securities Act of 1933, as amended, or the Exchange Act.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
         (d) Exhibits.
     Exhibit 99.1 Press release of CBIZ, Inc. dated October 21, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBIZ, INC.

Date: October 21, 2005	By:	/s/ Michael W. Gleespen

	Name:	Michael W. Gleespen
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press Release of CBIZ, Inc. dated October 21, 2005